Filed pursuant to Rule 497(a)(1)
File No. 333-175655
Rule 497AD

GSV Capital Proposes to Price Follow-on Offering

Woodside, CA - September 26, 2011 – GSV Capital Corp. (NASDAQ: GSVC) proposes to price a follow-on offering of 1,900,000 shares of its common stock at a price to the public of $14.15 per share for total gross proceeds of $26,885,000. The closing of the offering will be subject to customary closing conditions and is expected to take place on September 30, 2011. The Company expects to grant the underwriters a 30-day option to purchase up to an additional 285,000 shares of common stock. The amount of shares offered and estimated proceeds reflect a reduction of approximately 72% and 73%, respectively, from those set forth in the preliminary prospectus dated September 13, 2011. Please note that as a function of this reduction in the offering size “Offering expenses borne by common stockholders” increased from 0.55% to 2.05%. In addition, “Other expenses” increased from 1.85% to 3.07% and “Total annual expenses” increased from 3.87% to 5.09%. Each of these changes is reflected in the table below.

The Company expects to use substantially all of the net proceeds from this offering to make new investments in portfolio companies and for general working capital purposes.

Citigroup Global Markets Inc. is acting as sole book-running manager for the offering. Lazard Capital Markets, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE AMEX:LTS), and Janney Montgomery Scott are acting as co-managers.

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. The percentages included in the table reflect our net assets as of June 30, 2011, as adjusted to reflect completion of the proposed secondary offering. We caution you that some of the percentages indicated in the table below are estimates and may vary.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	4.10	%(1)
Offering expenses borne by common stockholders (as a percentage of offering price)	2.05	%(2)
Dividend reinvestment plan expenses	None
Total stockholder transaction expenses (as a percentage of offering price)	6.15%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.00	%(3)
Incentive fees payable under our investment advisory agreement (20%)	0.00	%(4)
Interest payments on borrowed funds	0.00	%(5)
Other expenses (estimated)	3.07	%(6)
Acquired fund fees and expenses	0.02	%(7)
Total annual expenses	5.09%

[Footnotes on following page]

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $550,000.
(3)	Reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement is based on our gross assets, which is defined as all the assets of GSV Capital, including those acquired using borrowings for investment purposes. See “Investment Advisory Agreement” in the preliminary prospectus. As a result, although we do not currently have any specific plans to use leverage, to the extent we elect to utilize leverage in the future, our base management fee as a percentage of our net assets would increase. We will not, however, collect a base management fee on the proceeds raised in this offering until January 1, 2012.
(4)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to six to 12 months and we expect that we will not have any capital gains during our first year of operations after completion of this offering. As a result, we do not anticipate paying any incentive fees in the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains upon the sale of equity investments in our portfolio companies. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because investments in private companies often require substantial prior research and due diligence. The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2011, and will equal the lesser of (i) 20% of our realized capital gains during such calendar year, if any, calculated on an investment-by-investment basis, subject to a non-compounded preferred return, or “hurdle,” and a “catch-up” feature, and (ii) 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement” in the preliminary prospectus.
(5)	We do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the 12 months following completion of this offering. We also do not currently anticipate issuing any preferred stock.
(6)	“Other expenses” ($2.2 million) are based upon estimates for the 12 months following completion of this offering.
(7)	Amount reflects our estimated expenses for the 12 months following completion of this offering relating to the temporary investment of proceeds from this offering in money market funds pending our investment of such proceeds in portfolio companies in accordance with our investment objective and strategies described in the preliminary prospectus.

A registration statement (including a preliminary prospectus) relating to these securities was declared effective by the Securities and Exchange Commission on September 26, 2011. The offering and sale of these securities will be made solely by means of a written prospectus forming part of the effective registration statement, copies of which may be obtained when available by mail at Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th floor, Brooklyn, NY 11220, by phone at (800) 831-9146 or by email at batprospectusdept@citigroup.com. Investors should consider the investment objective, risks, and charges and expenses of the Company carefully before investing. The prospectus, dated September 26, 2011, which will be filed with the Securities and Exchange Commission, will contain this and other information about the Company. Investors should read the prospectus carefully before investing.

This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About GSV Capital Corp.

GSV Capital Corp. (NASDAQ: GSVC) is a publicly traded investment fund that seeks to invest primarily in high growth, venture backed private companies. GSV Capital is structured as a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. GSV Capital is headquartered in Woodside, CA.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or GSV Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in GSV Capital’s filings with the Securities and Exchange Commission. GSV Capital undertakes no duty to update any forward-looking statements made herein.

GSV Contacts:

Investors:
Alex Wellins
(415) 217-5861
alex@blueshirtgroup.com

Media:
Kim Hughes
(415) 516-6187
kim@blueshirtgroup.com